POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Jesse E. Merten each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate® ChoiceRate Annuity, The Allstate® Choice Plus, The Custom Annuity, The Custom Plus Annuity, and The Scheduled Annuity Manager , as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

November 3, 2014

/s/ DON CIVGIN
------------------------------
Don Civgin
Director, President and Chief Executive Officer

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Don Civgin each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate® ChoiceRate Annuity, The Allstate® Choice Plus, The Custom Annuity, The Custom Plus Annuity, and The Scheduled Annuity Manager , as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

November 3, 2014

/s/ MICHAEL S. DOWNING
------------------------------
Michael S. Downing
Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Don Civgin and Jesse E. Merten each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate® ChoiceRate Annuity, The Allstate® Choice Plus, The Custom Annuity, The Custom Plus Annuity, and The Scheduled Annuity Manager , as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

November 3, 2014

/s/ ANGELA K. FONTANA
------------------------------
Angela K. Fontana
Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Don Civgin each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate® ChoiceRate Annuity, The Allstate® Choice Plus, The Custom Annuity, The Custom Plus Annuity, and The Scheduled Annuity Manager , as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

November 3, 2014

/s/ JUDITH P. GREFFIN
------------------------------
Judith P. Greffin
Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Don Civgin each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate® ChoiceRate Annuity, The Allstate® Choice Plus, The Custom Annuity, The Custom Plus Annuity, and The Scheduled Annuity Manager , as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

November 3, 2014

/s/ WILFORD J. KAVANAUGH
------------------------------
Wilford J. Kavanaugh
Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Don Civgin each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate® ChoiceRate Annuity, The Allstate® Choice Plus, The Custom Annuity, The Custom Plus Annuity, and The Scheduled Annuity Manager , as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

November 3, 2014

/s/ JESSE E. MERTEN
------------------------------
Jesse E. Merten
Director, Senior Vice President
and Chief Financial Officer

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Don Civgin each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate® ChoiceRate Annuity, The Allstate® Choice Plus, The Custom Annuity, The Custom Plus Annuity, and The Scheduled Annuity Manager , as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

November 3, 2014

/s/ HARRY R. MILLER
------------------------------
Harry R. Miller
Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Don Civgin each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate® ChoiceRate Annuity, The Allstate® Choice Plus, The Custom Annuity, The Custom Plus Annuity, and The Scheduled Annuity Manager , as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

November 3, 2014

/s/ SAMUEL H. PILCH
------------------------------
Samuel H. Pilch
Director, Senior Group Vice President
and Controller

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Don Civgin each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate® ChoiceRate Annuity, The Allstate® Choice Plus, The Custom Annuity, The Custom Plus Annuity, and The Scheduled Annuity Manager , as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

November 3, 2014

/s/ JOHN C. PINTOZZI
------------------------------
John C. Pintozzi
Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Don Civgin each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate® ChoiceRate Annuity, The Allstate® Choice Plus, The Custom Annuity, The Custom Plus Annuity, and The Scheduled Annuity Manager , as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

November 3, 2014

/s/ STEVEN E. SHEBIK
------------------------------
Steven E. Shebik
Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Don Civgin each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate® ChoiceRate Annuity, The Allstate® Choice Plus, The Custom Annuity, The Custom Plus Annuity, and The Scheduled Annuity Manager , as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

November 3, 2014

/s/ THOMAS J. WILSON
------------------------------
Thomas J. Wilson
Director and Chairman of the Board

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Don Civgin each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate® ChoiceRate Annuity, The Allstate® Choice Plus, The Custom Annuity, The Custom Plus Annuity, and The Scheduled Annuity Manager , as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

November 3, 2014

/s/ MATTHEW E. WINTER
------------------------------
Matthew E. Winter
Director